 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROPETRO HOLDING CORP. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held in person on May 19, 2026. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/propetro/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before May 12, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e -mail copies of your proxy materials are outlined in this Notice. You must use the 11 CONTROL NUMBER -digit Virtual Control Number located in the box to vote via Internet or to request proxy materials. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of PROPETRO HOLDING CORP.: The 2026 Annual Meeting of Stockholders of PROPETRO HOLDING CORP. will be held in person on Tuesday, May 19, 2026, at 10:00 AM Central Time. As a Registered Holder, you may attend and vote your shares at the Annual Meeting to be held in person at 2518 FM 307, Midland, Texas 79706. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “Information about the Annual Meeting and Voting.” The Board recommends a vote “FOR” all nominees set forth in Proposal 1, “FOR” Proposals 2, 3 and 4. 1. Election of eight director nominees to serve for a one -year term. ELECTION OF DIRECTORS: 1. Mark S. Berg 2. Anthony J. Best 3. Phillip A. Gobe 4. G. Larry Lawrence 5. Samuel D. Sledge 6. Mary P. Ricciardello 7. Michele Vion 8. Alex V. Volkov 2. Approval, on an advisory basis, of the compensation of our named executive officers 3. Approval of the Third Amended and Restated 2020 Long -Term Incentive Plan 4. Ratification of the appointment of RSM US LLP as our independent, registered public accounting firm for the fiscal year ending December 31, 2026 5. Transaction of such other business as may properly come before the meeting

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: E-Mail: By e -mail at: requests@viewproxy.com * If requesting material by e -mail, please send a blank e -mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Internet: Go to https://web.viewproxy.com/propetro/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877 -777 -2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALVote.com/PUMP . Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: Annual Meeting of Stockholders to be held in person on Tuesday, May 19, 2026 at 10:00 A.M. Central Time 2518 FM 307 Midland, Texas 79706 PROPETRO HOLDING CORP.